UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2005

POPULAR, INC.

(Exact name of registrant as specified in its charter)

COMMONWEALTH OF PUERTO RICO	0-13818	66-0416582
____________________________________________________________________________________________________________________
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

209 MUNOZ RIVERA AVENUE HATO REY, PUERTO RICO		00918
____________________________________________________________________________________________________________________
(Address of principal executive offices)		(Zip code)

(787) 765-9800
____________________________________________________________________________________________________________________
(Registrant's telephone number, including area code)

NOT APPLICABLE
____________________________________________________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.Results of Operations and Financial Condition

On January 18, 2005, Popular, Inc. issued a news release announcing its unaudited operational results for the quarter and year ended December 31, 2004, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.  The information in this Form 8-K, included in Item 2.02 and Exhibit 99.1, shall be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits

            Exhibit

            99.1 News release dated January 18, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC.
(Registrant)

Date: January 19, 2005	By: /s/ Ileana Gonzalez
Ileana Gonzalez Senior Vice President and Comptroller

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated January 18, 2005